SUPPLEMENT DATED FEBRUARY 3, 2010
TO
PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY
and
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to the investment adviser of the First Eagle Overseas Variable Fund.

Arnold and S. Bleichroeder Advisers, LLC, the investment adviser to the First Eagle Overseas Variable Fund, has changed its name to First Eagle Investment Management, LLC.

Any reference to Arnold and S. Bleichroeder Advisers, LLC in each prospectus listed above is replaced with the name First Eagle Investment Management, LLC.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Accolade, Reward, Select (NY) 2/2010